Supplement Dated November 17, 2014

to the

Prospectuses and Statements of Additional Information Dated May 1, 2004

for

Zurich Preferred Variable Annuity Contracts

Zurich Preferred Plus Variable Annuity Contracts

Zurich Archway Variable Annuity Contracts

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This supplement contains important information you should know about your variable annuity contract (the “Contract”). Please read this supplement carefully and keep it with your Contract Prospectus for future reference. The following information amends the Prospectus for your Contract.

* * *

As you were previously notified, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Equity Index Portfolio, JPMorgan Insurance Trust Mid Cap Growth Portfolio, JPMorgan Insurance Trust Intrepid Growth Portfolio and JPMorgan Insurance Trust International Equity Portfolio (the “Portfolios”), investment options under your Contract, pursuant to the terms of a Plan of Liquidation and Dissolution (the “Plan”). The liquidation (the “Liquidation”) is currently scheduled to occur on or about December 12, 2014 (the “Liquidation Date”).

As a result of this proposed action:

•	On the Liquidation Date, we will automatically transfer any of your Contract Value that remains in the Subaccounts that invest in the Portfolios to the Subaccount that invests in the Deutsche Money Market VIP of Deutsche Variable Series II.

If you currently have Contract Value allocated to the Subaccounts that invest in the Portfolios, you should consider moving your entire Contract Value in the Subaccounts to one or more the other investment options available under your Contract before the Liquidation Date. Any Contract Value that remains invested in the Subaccounts on the Liquidation Date will be transferred automatically to the Subaccounts investing in the Deutsche Money Market Portfolio.

At any time before the Liquidation Date, you may transfer your entire Contract Value in the Subaccounts that invest in the Portfolios to any of the other investment options available under your Contract. If you wish to transfer your Contract Value in the Subaccounts to any other investment option available under your Contract, then you may either:

•	submit written instructions by mail to our Service Center at P.O. Box 758557, Topeka, KS 66675-8557, or

•	provide instructions to our Service Center by facsimile transmission at 1-785-228-4539, or

•	if you have provided proper authorization and validating information for making telephone transfers to our Service Center, by calling at 1-800-457-9047 (toll free).

This transfer will be without charge and will not count towards the number of free transfers available under your Contract in a Contract Year.

If, on the Liquidation Date, we transfer your Contract Value from the Subaccounts investing in any of the Portfolios to the subaccounts investing in the Deutsche Money Market VIP, thereafter you may transfer such Contract Value to any of the other investment options available under your Contract. If this transfer is made within 60 days after the Liquidation Date, in one transaction, it will be without charge and will not count to the number of free transfers available to you during this Contract Year.

Contract owners who have previously given us instructions to automatically allocate new net Purchase Payments to the Subaccounts investing in the Portfolios, or who have Dollar Cost Averaging programs that make allocations to the Subaccount, should provide us with new allocation instructions. If we do not receive new instructions, then any such allocations made after December 12, 2014 will be invested in the subaccount investing in the Deutsche Money Market VIP until we receive other instructions.

The Portfolios. Detailed information about the other underlying funds available as investment options under your Contract can be found in the current prospectuses for those funds. You should read the prospectuses carefully and carefully consider the Funds’ investment objectives, charges, expenses and risks.

For more information about the Liquidation, please see the enclosed Supplement dated August 21, 2014 to the Prospectus and Statement of Additional Information of the Portfolios of the JPMorgan Insurance Trust.

If you should have any questions, please call 1-800-457-9047 for assistance.